ACKNOWLEDGMENT AND CONSENT

TO THE SUBSIDIARY GUARANTEE AGREEMENT

        ACKNOWLEDGMENT AND CONSENT dated as of March 29, 2000 among SYBRON CHEMICALS HOLDINGS INC., RUCO POLYMER CORPORATION and RUCO POLYMER COMPANY OF GEORGIA, LLC.

W I T N E S S E T H

        WHEREAS, this Acknowledgment and Consent (the "Agreement") relates to the Subsidiary Guarantee Agreement (the "Subsidiary Guarantee Agreement") dated as of July 31, 1998 among the Subsidiary Guarantors party thereto and Mellon Bank, N.A. (the "Existing Administrative Agent");

        WHEREAS, the Subsidiary Guarantee Agreement is in favor of the Existing Administrative Agent for the benefit of the Lenders parties to the Credit Agreement dated as of July 31, 1998 (the “Existing Credit Agreement”) among the Borrower, the Lenders party thereto, DLJ Capital Funding, Inc., as Syndication Agent (the “Syndication Agent”), Morgan Guaranty Trust Company of New York, as Documentation Agent and the Existing Administrative Agent;

        WHEREAS, certain of the parties to the Existing Credit Agreement wish to amend and restate the Existing Credit Agreement as provided in the Amended and Restated Credit Agreement dated as of March 29, 2000 (the “Amended and Restated Credit Agreement”) among the Borrower, the Lenders party thereto, the Syndication Agent and Fleet Bank, N.A., as Administrative Agent;

        WHEREAS, concurrently with the execution of this Agreement, the Existing Credit Agreement will be amended and restated pursuant to the Amended and Restated Credit Agreement;

        WHEREAS, each Subsidiary Guarantor wishes to acknowledge and consent to the execution and delivery of the Amended and Restated Credit Agreement by the parties thereto and to confirm that all of its liabilities and obligations under the Subsidiary Guarantee Agreement shall remain in full force and effect after giving effect to the Amended and Restated Credit Agreement;

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

        Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Existing Credit Agreement or the Subsidiary Guarantee Agreement.

        Section 2. Acknowledgment and Consent. Each Subsidiary Guarantor hereby acknowledges and consents to the execution and delivery of the Amended and Restated Credit Agreement by the parties thereto. Each Subsidiary Guarantor agrees that all of its obligations and liabilities under the Subsidiary Guarantee Agreement and any other Loan Document to which it is a party shall remain in full force and effect after giving effect to the Amended and Restated Credit Agreement and that each reference therein to the Credit Agreement shall, from and after such effectiveness, be a reference to the Amended and Restated Credit Agreement, as the same may be amended from time to time.

        Section 3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        Section 4. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Syndication Agent shall have received from each of the parties hereto a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Syndication Agent) that such party has signed a counterpart hereof.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officer as of the date first above written.

                                            SYBRON CHEMICALS HOLDINGS INC.

                                            By:  ________________________________
                                                  Title:

                                            RUCO POLYMER CORPORATION

                                            By: ________________________________
                                                  Title:

                                            RUCO POLYMER COMPANY OF
                                                  GEORGIA, LLC

                                            By: ________________________________
                                                  Title:

                                            FLEET BANK, N.A., as New
                                                  Administrative Agent

                                            By:  _______________________________
                                                  Title: